UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2017

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REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Redwood Trust, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders on May 18, 2017 (the “Annual Meeting”). There were 77,032,899 shares of Company common stock entitled to vote at the Annual Meeting.  There were four items voted upon at the Annual Meeting, with the voting results for each item set forth below.

Item 1.  During the Annual Meeting, stockholders voted to elect Richard D. Baum, Mariann Byerwalter, Douglas B. Hansen, Debora D. Horvath, Marty Hughes, Greg H. Kubicek, Karen R. Pallotta, Jeffrey T. Pero, and Georganne C. Proctor as directors to serve on the Board of Directors until the annual meeting of stockholders in 2018 and until their successors are duly elected and qualify.  The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard D. Baum	60,358,893	1,946,449	67,828	10,135,220
Douglas B. Hansen	61,000,642	1,303,601	68,928	10,135,220
Mariann Byerwalter	60,906,723	1,397,541	68,907	10,135,220
Debora D. Horvath	62,125,485	177,207	70,478	10,135,220
Marty Hughes	60,991,286	1,314,040	67,844	10,135,220
Greg H. Kubicek	60,901,226	1,403,471	68,474	10,135,220
Karen R. Pallotta	61,444,093	855,930	73,147	10,135,220
Jeffrey T. Pero	61,391,577	912,778	68,816	10,135,220
Georganne C. Proctor	60,269,804	2,033,156	70,211	10,135,220

Item 2.  During the Annual Meeting, stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2017. The stockholders’ votes with respect to the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
71,068,083	1,385,303	55,005	—

Item 3.  During the Annual Meeting, stockholders voted on a non-binding advisory resolution to approve named executive officer compensation as disclosed in the annual proxy statement for the Annual Meeting. The stockholders’ votes with respect to approval of this advisory resolution were as follows:

For	Against	Abstentions	Broker Non-Votes
47,147,773	15,071,794	153,604	10,135,220

Item 4.  During the Annual Meeting, stockholders voted on a non-binding advisory resolution to approve the frequency of holding an advisory vote on named executive officer compensation as disclosed in the annual proxy statement for the Annual Meeting. The stockholders’ votes with respect to approval of this advisory resolution were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
61,969,857	100,043	166,285	136,986	10,135,220

Consistent with the stockholder voting results, in which “One Year” received the highest number of votes cast, and the Board of Directors’ recommendation regarding this matter, which was also for a “One Year” frequency, the Company will include a stockholder advisory vote on executive compensation in its annual meeting proxy materials each year until the next advisory vote on the frequency for the advisory vote on executive compensation. The next advisory vote on the frequency for the advisory vote on executive compensation will be held not later than the Company’s 2023 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2017	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Name: Andrew P. Stone
Title: Executive Vice President, General Counsel, and Secretary